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                                                                    Exhibit 10.1
                           AMENDMENT TO LOAN AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") dated as of January 17, 2001 (the "Amendment Effective Date") is made and entered into by and among SMITH INTERNATIONAL, INC. (the "Borrower"), a Delaware corporation, the banking institutions (each, together with its successors and assigns, a "Bank" and collectively, the "Banks") from time to time a party to the Loan Agreement (as hereinafter defined), as amended by this Amendment, ABN AMRO BANK N.V., HOUSTON AGENCY and DEN NORSKE BANK AS, as Co-Agents (in such capacity, together with their successors in such capacity, collectively called the "Co-Agents") and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


RECITALS:

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent are parties to a Loan Agreement dated as of April 4, 1996, as heretofore amended (the "Loan Agreement"); and

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

         NOW, THEREFORE, IT IS AGREED:

         Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Amendment to the Loan Agreement. On and after the Amendment Effective Date, Section 8.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.1 Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Indebtedness which constitutes Borrowed Money Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except (subject to Section 7.3 hereof) the following:

                           (a) Borrowed Money Indebtedness of the Borrower and its Subsidiaries outstanding on December 31, 1998 and described on Exhibit H hereto or disclosed to the Agent in the financial statements delivered on or prior to such date pursuant to Section 7.2 hereof;

                           (b) Borrowed Money Indebtedness evidenced by the Notes (including contingent liabilities under the Guaranty);

                           (c) Borrowed Money Indebtedness evidenced by the M-I Drilling Facility (including contingent liabilities of the Borrower with respect thereto);



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                           (d)      Borrowed Money Indebtedness of any
                  Subsidiary owing to the Borrower or another wholly-owned Subsidiary and Borrowed Money Indebtedness of Borrower owing to any Subsidiary, provided such Borrowed Money Indebtedness is expressly subordinated, in a manner reasonably acceptable to the Agent, to the payment in full of all Obligations of Borrower under the Loan Documents;

                           (e) contingent liabilities incurred by M-I by with respect to performance letters of credit and bid and performance bonds required by M-I in support of contracts entered into by M-I in the ordinary course of its business (or guaranties of such contingent liabilities by the Borrower);

                           (f) Borrowed Money Indebtedness of Wilson Industries, Inc. (which may be assumed by the Borrower in connection with the release of the security interests securing such Borrowed Money Indebtedness, the Banks acknowledging that for a period of one (1) Business Day after such assumption such Borrowed Money Indebtedness shall continue to be secured) an aggregate amount not to exceed $50,000,000 in the aggregate;

                           (g) other Borrowed Money Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount not exceeding, at any one time outstanding, the sum of
                  (i) fifteen percent (15%) of Tangible Net Worth of the Borrower plus (ii) $250,000,000, and

                           (h) obligations under any interest rate swap agreement, interest rate cap agreement or similar arrangement entered into between the Borrower and any Bank for the purpose of reducing Borrower's exposure to interest rate risk and not for speculative purposes.

         Section 3. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

         Section 4. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Co-Agents, the Agent and the Bank(s) harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Agent, and all


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stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other similar charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

         Section 5. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         Section 6. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 7. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

         Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Agent.

         Section 9. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.

             NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02


         THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.


                                    SMITH INTERNATIONAL, INC.


                                    By:  /s/ MARGARET DORMAN
                                       --------------------------------------
                                    Name:  MARGARET DORMAN
                                         ------------------------------------
                                    Title:    SVP & CFO
                                          -----------------------------------




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                                      THE CHASE MANHATTAN BANK,
                                      as the Agent and as a Bank


                                      By:   /s/  MONA M. FOCH
                                         -----------------------------------
                                      Name:      MONA M. FOCH
                                           ---------------------------------
                                      Title:     Managing Director
                                            --------------------------------




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                               ABN AMRO BANK N.V., HOUSTON AGENCY,
                         as Co-Agent and as a Bank

                               By:      ABN AMRO North America, Inc.,
                                        as agent


                                        By:   /s/  W. BRYAN CHAPMAN
                                           -----------------------------------
                                        Name:      W. BRYAN CHAPMAN
                                             ---------------------------------
                                        Title:     Group Vice President
                                              --------------------------------


                                        By:   /s/ DANA L. MONTGOMERY
                                           -----------------------------------
                                        Name:     DANA L. MONTGOMERY
                                             ---------------------------------
                                        Title:    Assistant Vice President
                                              --------------------------------



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                                      DEN NORSKE BANK AS,
                                      as Co-Agent and as a Bank


                                      By:   /s/ J. MORTEN KREUTZ
                                         ------------------------------------
                                      Name:     J. MORTEN KREUTZ
                                           ----------------------------------
                                      Title:    First Vice President
                                            ---------------------------------



                                      By:   /s/ PHILIP KURPIEWSKI
                                         ------------------------------------
                                      Name:     PHILIP KURPIEWSKI
                                           ----------------------------------
                                      Title:    First Vice President
                                            ---------------------------------




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                                      BANK OF AMERICA, N.A.
                                      fka Bank of America, NT & SA


                                      By:   /s/ PATRICK M. DELANEY
                                         ------------------------------------
                                      Name:     PATRICK M. DELANEY
                                           ----------------------------------
                                      Title:    Managing Director
                                            ---------------------------------




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                                   WELLS FARGO BANK (TEXAS), NATIONAL
                                   ASSOCIATION


                                   By:   /s/ SPENCER N. SMITH
                                      ----------------------------------------
                                   Name:     SPENCER N. SMITH
                                        --------------------------------------
                                   Title:    Vice President
                                         -------------------------------------




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                                     UNION BANK OF CALIFORNIA N.A.


                                     By:   /s/ HAGOR V. JAZMADARIAN
                                        ---------------------------------------
                                     Name:     HAGOR V. JAZMADARIAN
                                          -------------------------------------
                                     Title:    Vice President
                                           ------------------------------------





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                           [INTENTIONALLY LEFT BLANK]





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                              FIRST UNION NATIONAL BANK (successor
                              to Corestates Bank, N.A.)


                              By:   /s/ ROBERT R. WETTEROFF
                                 ---------------------------------------------
                              Name:     ROBERT R. WETTEROFF
                                   -------------------------------------------
                              Title:    Senior Vice President
                                    ------------------------------------------







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